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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.28


                        CDRJ NORTH ATLANTIC (LUX) S.aR.L.

                    REGISTRATION AND PARTICIPATION AGREEMENT

                            Dated as of May 20, 2003

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                                Table of Contents

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1.    Background..............................................................................................    1

2.    Definitions.............................................................................................    3

3.    Registration............................................................................................    7

      3.1.     Registration on Request........................................................................    7
               (a)      Requests..............................................................................    7
               (b)      Obligation to Effect Registration.....................................................    7
               (c)      Registration Statement Form...........................................................    8
               (d)      Expenses..............................................................................    8
               (e)      Inclusion of Other Securities.........................................................    9
               (f)      Effective Registration Statement......................................................    9
               (g)      Pro Rata Allocation...................................................................    9

      3.2.     Incidental Registration........................................................................   10

      3.3.     Registration Procedures........................................................................   12

      3.4.     Underwritten Offerings.........................................................................   17
               (a)      Underwritten Offerings Exclusive......................................................   17
               (b)      Underwriting Agreement................................................................   17
               (c)      Selection of Underwriters.............................................................   18
               (d)      Incidental Underwritten Offerings.....................................................   18
               (e)      Hold Back Agreements..................................................................   18
               (f)      Cooperation...........................................................................   19

      3.5.     Preparation; Reasonable Investigation..........................................................   19

      3.6.     Other Registrations............................................................................   19

      3.7.     Indemnification................................................................................   20
               (a)      Indemnification by the Company........................................................   20
               (b)      Indemnification by the Sellers........................................................   21
               (c)      Notices of Claims, etc................................................................   22
               (d)      Other Indemnification.................................................................   22
               (e)      Other Remedies........................................................................   22
               (f)      Officers and Directors................................................................   23
               (g)      Indemnification Payments..............................................................   23

                                        i

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                                Table of Contents
                                   (continued)

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4.    Participation Rights....................................................................................   23

5.    Miscellaneous...........................................................................................   25

      5.1.     (a)  Rule 144..................................................................................   25
               (b)      Legend on Stock Certificates..........................................................   25

      5.2.     Amendments and Waivers.........................................................................   26

      5.3.     Nominees for Beneficial Owners.................................................................   26

      5.4.     Successors, Assigns and Transferees............................................................   27

      5.5.     Notices........................................................................................   27

      5.6.     No Inconsistent Agreements.....................................................................   29

      5.7.     Remedies; Attorneys' Fees......................................................................   29

      5.8.     Stock Splits, etc..............................................................................   29

      5.9.     Term...........................................................................................   29

      5.10.    Severability...................................................................................   29

      5.11.    Headings.......................................................................................   30

      5.12.    Counterparts...................................................................................   30

      5.13.    Governing Law..................................................................................   30

      5.14.    No Third Party Beneficiaries...................................................................   30

      5.15.    Consent to Jurisdiction........................................................................   30

      5.16.    Waiver of Jury Trial...........................................................................   30

      5.17.    Entire Agreement...............................................................................   30

                    REGISTRATION AND PARTICIPATION AGREEMENT

         REGISTRATION AND PARTICIPATION AGREEMENT, dated as of May 20, 2003, among CDRJ North Atlantic (Lux) S.ar.l., a Luxembourg societe a responsabilite limitee (together with its successors and permitted assigns, the "Company"), Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc., the "CD&R Fund") and the other undersigned parties hereto.

         1. Background. (a) The Company was formed as an intermediate holding company in the corporate structure organized to acquire the Jafra Cosmetics International business in 1998. As of the date hereof, the Company, its subsidiaries and its former parent company, CDRJ Investments (Lux) S.A., a Luxembourg societe anonyme ("CDRJ"), initiated a corporate reorganization (the "Reorganization") whereby, among other things, direct and indirect subsidiaries of the Company borrowed funds, using the proceeds thereof to repay outstanding indebtedness and distributing proceeds remaining after such repayment to the Company, which the Company thereafter distributed to CDRJ. The shareholders of CDRJ then caused CDRJ to begin liquidation proceedings under Luxembourg law (the "Liquidation") and distribute to them a portion of such proceeds. It is expected that at the completion of the Liquidation (the "Effective Time"), the shareholders of CDRJ will approve the final Liquidation report resulting in the termination of the Liquidation proceedings, the dissolution of CDRJ and the distribution to the shareholders of CDRJ the shares of Common Stock of the Company, among other things. It is expected that, prior to the Effective Time, the Company will convert its corporate form into a societe anonyme.

         (b) In connection with the Reorganization and the Liquidation, CDRJ has assigned to the Company several stock subscription agreements entered into between CDRJ and its shareholders, including (i) a Stock Subscription Agreement, dated as of April 30, 1998 (the "Fund Stock Subscription Agreement"), between CDRJ and the CD&R Fund, pursuant to which CDRJ issued 769,600 shares of its common stock to the CD&R Fund; (ii) separate Management Stock Subscription Agreements (the "Management Stock Subscription Agreements"), between CDRJ and certain senior executives or key employees of Jafra Cosmetics International, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company ("Jafra US"), or of one of its subsidiaries or affiliates (the "Management Purchasers") and (iii) separate stock subscription agreements with Individual Investors (the "Individual Investor Stock Subscription Agreements").

         (c) As of the date hereof, Jafra US is a party to separate Management Stock Option Agreements (the "Management Stock Option Agreements") between Jafra US and each Management Purchaser covering options to acquire from Jafra US up to an aggregate of 84,242 shares of common stock of CDRJ, which are backstopped by an

Amended and Restated Stock Purchase Warrant, dated as of September 30, 1998 (the "Warrant"), that obligates CDRJ to issue shares of its common stock to Jafra US in order for Jafra US to be able to satisfy its obligations under the Management Stock Option Agreements. The Company has assumed all of the obligations of CDRJ under the Management Stock Option Agreements and has entered into a new warrant substantially similar to the Warrant in connection with the Reorganization and the Liquidation.

         (d) The Company may in the future issue or sell shares of Common Stock to certain directors, executives and key employees of Jafra US or one of its subsidiaries or affiliates (the "Subsequent Management Purchasers") and additional shares of Common Stock to certain Individual Investors or other purchasers ("Subsequent Purchasers"), in each case, pursuant to appropriate forms of stock subscription agreements (the "Subsequent Stock Subscription Agreements"), or the Company or Jafra US may grant options or other rights to purchase additional shares of Common Stock to Management Purchasers, Subsequent Management Purchasers or Subsequent Purchasers pursuant to appropriate forms of stock option agreements, plans or arrangements (the "Subsequent Stock Option Agreements").

         (e) The Management Purchasers, the Individual Investors, the Subsequent Management Purchasers, the Subsequent Purchasers and any trusts holding shares of Common Stock or options to purchase shares of Common Stock for the benefit of relatives of any Management Purchaser, Individual Investor, Subsequent Management Purchaser or Subsequent Purchaser who is an employee or director of the Company or one of its subsidiaries are referred to herein collectively as the "Management Investors." The Fund Stock Subscription Agreement, the Management Stock Subscription Agreements, the Subsequent Stock Subscription Agreements, the Individual Investor Stock Subscription Agreements, the Management Stock Option Agreements and the Subsequent Stock Option Agreements are referred to herein collectively as the "Stock Subscription Agreements."

         (f) This Agreement shall become effective only as of the Effective Time with respect to any Registrable Securities (as hereinafter defined) upon the issuance or sale of Common Stock to any party pursuant to any Stock Subscription Agreement that provides such Common Stock shall be Registrable Securities, it being understood that, with respect to Registrable Securities to be issued in the future, any such Stock Subscription Agreement will provide that the shares of Common Stock sold thereunder are entitled to the rights and subject to the obligations created hereunder, provided that such issuance or sale shall have been consented to in writing by the Board of Directors of the Company (the "Board").

         NOW, THEREFORE, the parties hereto hereby agree as follows:

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         2. Definitions. For purposes of this Agreement, the following terms have the following respective meanings:

                  "Affiliate": With respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such first Person, provided that any director or member of management or other employee of the Company or any of its subsidiaries shall not be deemed to be an Affiliate of the CD&R Fund.

                  "Board": See Section 1(f).

                  "Business Day": A day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

                  "CD&R": Clayton, Dubilier & Rice, Inc., a Delaware corporation.

                  "CD&R Fund": See the introduction to this Agreement.

                  "CDRJ": See Section 1(a).

                  "Common Stock": The common stock, par value $2.00 per share of the Company.

                  "Company": See the introduction to this Agreement.

                  "Control": The power to direct the affairs of a Person by reason of ownership of voting stock, by control or otherwise.

                  "Effective Time": See Section 1(a).

                  "Excess Number": See Section 4(b).

                  "Exchange Act": The Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any successor Federal statute, and the rules and regulations thereunder.

                  "Fund Stock Subscription Agreement": See Section 1(b).

                  "Individual Investors": Directors or senior executives of corporations in which entities managed or sponsored by Clayton, Dubilier & Rice, Inc. have or have had investments or other individuals designated by CD&R as "friends of the firm."

                  "Individual Investor Stock Subscription Agreement": See
         Section 1(b).

                  "Jafra US": See Section 1(b).

                  "Liquidation": See Section 1(a).

                  "Management Investors": See Section 1(e).

                  "Management Purchasers": See Section 1(b).

                  "Management Stock Option Agreement": See Section 1(c).

                  "Management Stock Subscription Agreements": See Section 1(b).

                  "NASDAQ": The NASD Automated Quotation System.

                  "Person": Any natural person, firm, partnership, association, corporation, company, trust, business trust, governmental entity or other entity and any successor (by merger or otherwise) of such entity.

                  "Public Market": A "Public Market" for the Company's Common Stock shall be deemed to have been established at such time as 30% of the Common Stock (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144.

                  "Public Offering": An underwritten public offering of Common Stock led by at least one underwriter of nationally recognized standing.

                  "Qualifying Number": 38,142 shares of Common Stock (excluding any sales or transfers by the CD&R Fund to Management Investors and Individual Investors).

                  "Qualifying Sale": See Section 4(b).

                  "Registrable Securities": (a) Any shares of Common Stock issued pursuant to any Stock Subscription Agreement, including any Common Stock received as a liquidating distribution for shares of CDRJ initially issued pursuant to a Stock Subscription Agreement and any shares of Common Stock delivered by Jafra US upon exercise of options granted pursuant to the Warrant and Management Stock Option Agreements or the Subsequent Stock Option Agreements, if such Stock Subscription Agreement provides that such Common Stock shall be Registrable Securities, except for any such Common Stock issued pursuant to an effective registration statement under the Securities Act on Form S-8, Form S-4, Form S-1 or any successor form to any thereof (unless such

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         Common Stock is held by a Management Investor who is an Affiliate of the Company), (b) any shares of Common Stock issued pursuant to the terms of, and under the circumstances set forth in, Section 5, and (c) any securities issued or issuable with respect to any Common Stock referred to in the foregoing clauses (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or stock split, (iii) in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or (iv) otherwise, in all cases subject to the penultimate paragraph of Section 3.3. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) a registration statement (other than a Special Registration pursuant to which such securities were issued by the Company to a Management Investor who is an Affiliate of the Company) with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement,
         (B) such securities shall have been distributed to the public in reliance upon Rule 144, (C) subject to the relevant provisions of the Company's Articles of Incorporation and the Stock Subscription Agreement pursuant to which such securities shall have been issued, such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force, (D) except for purposes of Sections 4 and 5, such securities have been held, or deemed, by virtue of tacking holding periods as contemplated by Rule 144, to be held for a period of two years by a Person who is not an Affiliate of the Company, (E) such securities shall have ceased to be outstanding, (F) except for purposes of Sections 4 and 5, with respect to any such securities acquired by a Management Investor pursuant to the exemption from the registration requirements of the Securities Act contained in Rule 701 (or any successor provision) thereunder, at any time following the date the Company registers a class of equity securities under Section 12 of the Exchange Act so long as such Management Investor is not a "affiliate" of the Company within the meaning of such Rule or (G) except for purposes of Sections 4 and 5, the Company shall have registered the Common Stock under Section 12 of the Exchange Act and such securities are held by a Person who is not an Affiliate of the Company; provided that (x) for purposes of clauses (D) and (G) above, (1) securities held by a Person who was not an Affiliate of the Company at the time of the event specified in such clauses but who thereafter becomes an Affiliate of the Company shall be and remain Registrable Securities for so long as such Person is an Affiliate of the Company and (2) securities held by a Person who was an Affiliate of the Company at the time of the event specified in such clauses shall remain Registrable Securities for only so long as such Person remains an Affiliate of the Company and (y) with respect to any securities that were formerly Registrable Securities the Board may, under such circumstances as it deems appropriate, designate such securities as Registrable Securities for purposes of this Agreement.

                  "Registration Expenses": All expenses incident to the Company's performance of its obligations under or compliance with
         Section 3, including, but not limited to, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses associated with listing securities on exchanges or NASDAQ, all fees and other expenses associated with filings with the NASD (including, if required, the fees and expenses of any "qualified independent underwriter" and its counsel), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, and the expenses of any special audits made by such accountants required by or incidental to such performance and compliance and the fees and disbursements of one law firm (but not more than one) retained by the holders holding a majority (by number of shares) of the Registrable Securities but not including any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Registrable Securities by the holders thereof.

                  "Reorganization": See Section 1(a).

                  "Requisite Percentage of Stockholders": The holder or holders of at least (a) as to the initial request under Section 3.1, 50% (by number of shares) of the Registrable Securities held at the time outstanding or (b) as to any other request, 20% (by number of shares) of the Registrable Securities at the time outstanding.

                  "Rule 144": Rule 144 (or any successor provision) under the Securities Act.

                  "Rule 144A": Rule 144A (or any successor provision) under the Securities Act.

                  "Sale Notice": See Section 4(a).

                  "Securities Act": The Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any successor Federal statute, and the rules and regulations thereunder.

                  "Securities and Exchange Commission": The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

                  "Special Registration": (a) The registration of shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect Subsidiaries or Individual Investors or (b) the registration of equity securities and/or options or other rights in respect thereof solely on Form S-4 or S-8 or any successor form.

                  "Stock Subscription Agreements": See Section 1(e).

                  "Subsequent Management Purchasers": See Section 1(d).

                  "Subsequent Purchasers": See Section 1(d).

                  "Subsequent Stock Option Agreements": See Section 1(e).

                  "Subsequent Stock Subscription Agreements": See Section 1(d).

                  "Subsidiary": With respect to any Person, any corporation or Person, a majority of the outstanding voting stock or other equity interests of which is owned, directly or indirectly, by that Person.

         3. Registration.

         3.1.     Registration on Request.

         (a) Requests. Subject to the provisions of Section 3.6, at any time or from time to time the Requisite Percentage of Stockholders shall have the right to make one or more written requests that the Company effect the registration under the Securities Act of all or part of the Registrable Securities of the holder or holders making such request, which requests shall specify the intended method of disposition thereof by such holder or holders and the approximate number of Registrable Securities requested to be registered.

         (b) Obligation to Effect Registration. Upon receipt by the Company of any request for registration pursuant to Section 3.1(a), the Company will promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon will use its best efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register pursuant to Section 3.1(a), and

                  (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 30 days after the Company has given such written notice (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the preceding sentence:

                  (x) the Company shall not be required to effect a registration requested pursuant to Section 3.1 if the aggregate number of Registrable Securities referred to in clauses (i) and (ii) of this
         Section 3.1(a) included in such registration shall be less than 20% of the Registrable Securities at the time outstanding; and

                  (y) if the Board determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that there will be an adverse effect on a then contemplated initial public offering of the Common Stock, the Requisite Percentage of Stockholders shall be given notice of such fact and shall be deemed to have withdrawn such request and such registration shall not be deemed to have been effected or requested pursuant to this Section 3.1.

         (c) Registration Statement Form. Each registration requested pursuant to this Section 3.1 shall be effected by the filing of a registration statement on Form S-1, Form S-2 or Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such forms as presently constituted), unless the use of a different form is (i) required by law or (ii) permitted by law and agreed to in writing by holders holding at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested pursuant to this Section 3.1. At any time after the Company has issued and sold any shares of its capital stock registered under an effective registration statement under the Securities Act, or after the Company shall have registered any class of equity securities pursuant to Section 12 of the Exchange Act, it will use its best efforts to qualify for registration on Form S-2 or Form S-3 (or any other comparable form hereinafter adopted). If the holders of a majority (by number of shares) of the Registrable Securities proposed to be sold in such registration (or, if such registration involves an underwritten public offering, the managing underwriter) shall notify the Company in writing that, in the judgment of such holders (or, if applicable, such managing underwriter), the inclusions of additional information not required by Form S-2 or Form S-3 as specified in such notice is material importance to the success of the public offering of such Registrable Securities, such information shall be so included.

         (d) Expenses. The Company will pay all Registration Expenses in connection with the first three registrations which are effected as requested under Section 3.1(a). The Registration Expenses in connection with each other registration, if any, requested under this Section 3.1 shall be apportioned among the holders whose Registrable

Securities are then being registered, on the basis of the respective amounts (by number of shares) of Registrable Securities then being registered by them or on their behalf. However, in the case of all registrations requested under Section 3.1(a), the Company shall pay all amounts in respect of (i) any allocation of salaries of personnel of the Company and its Subsidiaries or other general overhead expenses of the Company and its Subsidiaries or other expenses for the preparation of financial statements or other data normally prepared by the Company and its Subsidiaries in the ordinary course of its business, (ii) the expenses of any officers' and directors' liability insurance, (iii) the expenses and fees for listing the securities to be registered on each exchange on which similar securities issued by the Company are then listed or, if no such securities are then listed, on an exchange selected by the Company and (iv) all fees associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD). Notwithstanding the provisions of this Section 3.1(d) or of Section 3.2, each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller by applicable law.

         (e) Inclusion of Other Securities. The Company shall not register securities (other than Registrable Securities) for sale for the account of any Person other than the Company in any registration requested pursuant to Section 3.1(a) unless permitted to do so by the written consent of holders holding at least a majority (by number of shares) of the Registrable Securities proposed to be sold in such registration.

         (f) Effective Registration Statement. A registration requested pursuant to Section 3.1(a) will not be deemed to have been effected unless it has become effective for the period specified in Section 3.3(b). Notwithstanding the preceding sentence, a registration requested pursuant to Section 3.1(a) which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the holder or holders of Registrable Securities requesting the registration shall be deemed to have been effected by the Company at the request of such holder or holders.

         (g) Pro Rata Allocation. If the holders of a majority (by number of shares) of the Registrable Securities for which registration is being requested pursuant to Section 3.1(a) determine, based on consultation with the managing underwriters or, in an offering which is not underwritten, with an investment banker, that the number of securities to be sold in any such offering should be limited due to market conditions or otherwise, then (x) all holders of Registrable Securities proposing to sell their securities in such registration shall share pro rata in the number of securities being offered (as determined by the holders holding a majority (by number of shares) of the Registrable Securities for which registration is being requested in consultation with the managing underwriters or investment banker, as the case may be) and registered for their account, such sharing to be based on the number of Registrable Securities as to which registration was requested by such holders, respectively and (y) thereafter, if permitted hereunder, other securities requested to be included in such request shall be included in a manner determined by the Company.

         3.2. Incidental Registration. If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to Section 3.1 or pursuant to a Special Registration), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section and, upon the written request of any holder of Registrable Securities given to the Company within 30 days after the Company has given any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                  (a) if such registration shall be in connection with the initial public offering of Common Stock, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriters for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration, provided that, if the Board makes such a determination, the Company shall not include in such registration any securities not being sold for the account of the Company;

                  (b) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities or other securities that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities to request that a registration be effected under Section 3.1;

                  (c) if the Company shall be advised in writing by the managing underwriters (or, in connection with an offering which is not underwritten, by an investment banker) (and the Company shall so advise each holder of Registrable Securities requesting registration of such advice) that in their or its opinion the number of securities requested to be included in such registration (whether by the Company, pursuant to this Section 3.2 or pursuant to any other rights granted by the Company to a holder or holders of its securities to request or demand such registration or inclusion of any such securities in any such registration) exceeds the number of such securities which can be sold in such offering,

                           (i)      the Company shall include in such
                  registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such underwriters or investment banker, as the case may be, can be sold and shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein, and

                           (ii) if in the opinion of such underwriters or investment banker, as the case may be, some but not all of the Registrable Securities may be so included, all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such public offering on the basis of the number of Registrable Securities requested to be included therein by such holders, provided that, in the case of a registration initially requested or demanded by a holder or holders of securities other than Registrable Securities, the holders of the Registrable Securities requested to be included therein and the holders of such other securities shall share pro rata (based on the number of shares if the requested or demanded registration is to cover only Common Stock and, if not based on the proposed offering price of the total number of securities included in such public offering requested to be included therein), and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities; and

                  (d) if prior to the effective date of the registration statement filed in connection with such registration, the Company is informed by the managing underwriter (or, in connection with an offering which is not underwritten, by an investment banker) that the price at which such securities are to be sold is a price below that price which the Requesting Holders shall have indicated to be acceptable, the Company shall promptly notify the Requesting Holders of such fact, and each such Requesting Holder shall have the right to withdraw its request to have its Registrable Securities included in such registration statement.

         The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.2. No registration effected under this Section 3.2 shall relieve the Company from its obligation to effect registrations upon request under Section 3.1.

         3.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company will promptly:

                  (a) subject to clauses (x) and (y) of Section 3.1(b), prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

                  (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and such other documents as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

                  (c) furnish to counsel (if any) selected by the holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents will be subject to the review of such counsel;

                  (d) furnish to each seller of such securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case, including all exhibits and documents filed therewith (other than those filed on a confidential basis), except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits and documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

                  (e) use its best efforts (x) to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

                  (f) in connection with an underwritten public offering only, furnish to each seller a signed counterpart, addressed to the sellers, of

                           (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement and dated the date of the closing under the underwriting agreement, and

                           (ii) a "comfort" letter, dated the effective date of the registration statement (and the date of closing under the underwriting agreement) signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, subject to such seller having executed and delivered to the independent public accountants such certificates and documents as such accountants shall reasonably request and provided that such accountants shall be permitted by the standards applicable to certified public accountants to deliver a "comfort" letter to such seller, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (g) (i) notify each holder of Registrable Securities covered by such registration statement if such registration statement, at the time it or any amendment thereto became effective, (x) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading upon discovery by the Company of such material misstatement or omission or (y) upon discovery by the Company of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission, and, as promptly as practicable, prepare and file with the Securities and Exchange Commission a post-effective amendment to such registration statement and use best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission, and, as promptly as is practicable, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

                  (i) notify each seller of any securities covered by such registration statement (i) when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (ii) of any request by the Securities and Exchange Commission to amend such registration statement or to amend or supplement such prospectus or for additional information, (iii) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus, and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

                  (j) use its best efforts (i) (A) to list such securities on any securities exchange on which the Common Stock is then listed or, if no Common Stock is then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange or (B) if such listing is not practicable or the Board determines that quotation as a NASDAQ National Market System security is preferable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act and (ii) to provide and cause to be maintained a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

                  (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus or suspending the qualification or any securities included in such registration statement for sale in any jurisdiction, provided that if the Company is unable to obtain the lifting of any such stop order in connection with a registration pursuant to Section 3.1(a), the request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 3.1(a) or (d);

                  (l) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information, and participate in due diligence sessions, in each case reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (m) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel and the Company and its counsel should be included; and

                  (n) use its commercially reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

         The Company may require each seller of any securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the consent of such seller, such consent not to be unreasonably withheld unless such disclosure is required by law, in which case (i) such seller shall be promptly informed of any impending filing or amendment and (ii) no such consent shall be required.

         By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company pursuant to Section 3.3(g), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received, in the case of clause (i) of Section 3.3(g), notice from the Company that such registration statement has been amended, as contemplated by Section 3.3(g), and, in the case of clause (ii) of Section 3.3(g), copies of the supplemented or amended prospectus contemplated by Section 3.3(g). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3.3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 3.3(g).

         Although shares of Common Stock issuable upon the exercise of options are included in the definition of Registrable Securities, the Company shall, in respect of any such Registrable Securities requested to be registered pursuant hereto, be required to include in any registration statement only shares of Common Stock issuable upon conversion of or pursuant to such Registrable Securities and only if the Company has received assurances, reasonably satisfactory to it, that such options will be exercised promptly after such registration statement has become effective or the sale to an underwriter has been consummated so that only Common Stock shall be distributed to the public under such registration statement.

         Notwithstanding any other provision of this Agreement, the parties hereto acknowledge that the Company shall have no obligation to prepare or file any registration statement prior to the time that financial information required to be included therein is available for inclusion therein.

         3.4. Underwritten Offerings. The provisions of this Section 3.4 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 3.1 through 3.3, to any registration which is an underwritten offering.

         (a) Underwritten Offerings Exclusive. Whenever a registration requested pursuant to Section 3.1 is for an underwritten offering, only securities which are to be distributed by the underwriters may be included in the registration.

         (b) Underwriting Agreement. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1(a), the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the holders of a majority (by number of shares) of the Registrable Securities to be covered by such registration and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 3.7, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "comfort" letters and hold-back arrangements. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. In the event that any condition to the obligations under any such underwriting agreement are not met or waived, and such failure to be met or waived is not attributable to the fault of the selling stockholders requesting a demand registration pursuant to Section 3.1(a), such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 3.1(a) or (d). No holder of Registrable Securities shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Sections 3.4(e) and 3.7(b), representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representations required by applicable law.

         (c) Selection of Underwriters. Whenever a registration requested pursuant to Section 3.1(a) is for an underwritten offering, the Company will have the right to select the managing underwriters to administer the offering, which managing underwriters shall be underwriters of nationally recognized standing. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the Company will have the right to select the managing underwriters to administer the offering, at least one of which shall be an underwriter of nationally recognized standing.

         (d) Incidental Underwritten Offerings. Subject to the provisions of the proviso to the first sentence of Section 3.2, if the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to Section 3.1 or pursuant to a Special Registration), whether or not for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will give prompt written notice to all holders of Registrable Securities of its intention to do so and, if requested by any holder of Registrable Securities, will use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among those to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of the underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No such holder of Registrable Securities shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Sections 3.4(e) and 3.7(b), representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representations required by applicable law.

         (e) Hold Back Agreements. If and whenever the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account (other than pursuant to a Special Registration), or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.1 or 3.2, each holder of Registrable Securities (whether or not such securities have ceased to be Registrable Securities) agrees by acquisition of such Registrable Securities not to effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144 or

Rule 144A, of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company for 180 days after, and during the 20 days prior to, the effective date of such registration and the Company agrees to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company at any time other than in a Public Offering to enter into a similar agreement with the Company. The Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 20 days prior to, and for 180 days after, the effective date of such registration if required by the managing underwriter.

         (f) Cooperation. In connection with any underwritten offering that includes any of the Registrable Securities, the Company shall participate fully, and use its best efforts to cause its management to participate fully, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

         3.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         3.6. Other Registrations. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3.1 or 3.2, and if such registration shall not have been withdrawn or abandoned, the Company shall not be obligated to and shall not file any registration statement with respect to any of its securities (including Registrable Securities) under the Securities Act (other than a Special Registration), whether of its own accord or at the request or demand of any holder or holders of such securities, until a period of six months shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreement with respect to any of its equity securities.

         3.7.     Indemnification.

         (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to
Section 3.1 or 3.2, the Company will and will cause each of its Subsidiaries to agree to indemnify and hold harmless each seller of such securities, its directors, officers, principals, members, partners, agents, advisors, representatives, affiliates and employees, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls such seller or any such participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, expenses or liabilities, joint or several ("Losses"), to which such seller or any such director, officer, principals, members, partners, agents, advisors, representatives, affiliates, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel incurred in connection with any Loss), insofar as such Loss (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, together with any document incorporated therein by references; or (ii) any omission or alleged omission to state a fact required to be stated in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation and relating to action or inaction in connection with any such registration, disclosure document or other document, and the Company will reimburse such seller and each such director, officer, principals, members, partners, agents, advisors, representatives, affiliates, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller or participating person expressly for use in the preparation thereof and provided, further, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and the seller of Registrable Securities thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such Loss after the Company had furnished such seller with a sufficient number of copies of the same or if the seller received notice from the Company of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (A) an amended or supplemented prospectus which completely corrected such untrue statement or omission or (B) a notice from the Company that the use of the existing prospectus may be resumed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, participating person or controlling person and shall survive the transfer of such securities by such seller.

         (b) Indemnification by the Sellers. In the event of any registration of any Registrable Securities under the Securities Act pursuant to
Section 3.1 or 3.2, each of the prospective sellers of such securities will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls the Company or any such participating person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all Losses or liabilities, joint or several, to which the Company or any such director, officer, principals, members, partners, agents, advisors, representatives, affiliates, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such Losses, (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a fact contained in, or any omission or alleged omission to state a fact with respect to such seller required to be stated in, any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and the seller will reimburse the Company and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss, action or proceeding, provided that the liability of each such seller will (i) be individual, not joint and several and (ii) be in proportion to and limited to the net amount received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, participating person or controlling person and shall survive the transfer of such securities by such seller.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of a claim or the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this
Section 3.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party hereunder, give written notice to the latter of such claim or the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 3.7 to the extent such failure as not prejudiced the indemnifying party. In case any such claim, action or proceeding is made or brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such claim, action or proceeding and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim, action, proceeding or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 3.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any Federal or state law or regulation of governmental authority other than the Securities Act.

         (e) Other Remedies. If for any reason the foregoing indemnity under Section 3.7(a) or (b) is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party and the indemnified party under Section 3.7(a) or
(b) shall contribute to the amount
paid or payable by the indemnified party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party on the one hand and the indemnified party on the other but also the relative benefits received by the indemnifying party and the indemnified party from the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party's obligation to contribute pursuant to this Section 3.7(e) is several (in proportion to the relative value of their Registrable Securities covered by a registration statement) and not joint with the obligations of any other party. No party shall be liable for contribution under this Section 3.7(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 3.7 if such indemnification were enforceable under applicable law.

         (f) Officers and Directors. As used in this Section 3.7, the terms "officers" and "directors" shall include the partners and members of the holders of Registrable Securities which are partnerships or limited liability companies, as the case may be.

         (g) Indemnification Payments. The indemnification and contribution required by this Section 3.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided that in the event it is ultimately determined that any amounts so paid were not subject to indemnification or contribution hereunder, the recipient thereof shall promptly return such amounts to payor thereof.

         4. Participation Rights. So long as any Registrable Securities remain outstanding and a Public Market has not been established with respect to the Common Stock, the CD&R Fund hereby agrees not to make any sale or transfer of Common Stock owned by the CD&R Fund which would constitute a Qualifying Sale (as defined below), except pursuant to the following provisions of this Section 4:

                  (a) Procedures for Qualifying Sales. At least 30 days prior to making any Qualifying Sale, the CD&R Fund will deliver a written notice (the "Sale Notice") to the Company and the other holders of Registrable Securities. The Sale Notice will fully disclose the identity of the prospective transferee and the terms and conditions of the proposed Qualifying Sale, including the number of shares of Common Stock that the prospective transferee is willing to purchase and the intended consummation date of such Qualifying Sale. The CD&R Fund agrees not to consummate any Qualifying Sale until at least 30 days after the related Sale Notice has been given to each holder of Registrable Securities, unless the CD&R Fund shall have received a notice from each holder of Registrable Securities indicating whether or not such holder has elected to participate in such Qualifying Sale and the number of shares of Common Stock to be sold by each such holder so electing to participate has been finally determined pursuant hereto prior to the expiration of such 30-day period. Each holder of Registrable Securities may elect to participate in the contemplated Qualifying Sale by giving written notice to the CD&R Fund and the Company within 30 days after the CD&R Fund has given the related Sale Notice to such holder. If a holder of Registrable Securities elects to participate, such holder will be entitled to sell in the contemplated Qualifying Sale, at the same price and on the same terms and conditions as set forth in the related Sale Notice, an amount of Registrable Securities equal to the product of (i) the quotient determined by dividing (A) the percentage of Registrable Securities held by such holder of Registrable Securities so electing to participate at the time he so elects by (B) the aggregate percentage of Registrable Securities represented by the Registrable Securities then held by the CD&R Fund and all holders of Registrable Securities so electing to participate and (ii) the number of shares of Registrable Securities such transferee has agreed to purchase in the contemplated sale (or in the case of a "Qualifying Sale" within the meaning of clause (ii) of Section 4(b), the Excess Number of shares which such transferee has agreed to purchase), unless all such holders otherwise agree themselves to a different allocation. If such right to participate in a Qualifying Sale shall not have been exercised prior to the expiration of the 30-day period, then at any time during the 90 days following the expiration of the 30-day period, subject to extension for not more than an additional 60 days to the extent reasonably required to comply with applicable laws in connection with such purchase, the CD&R Fund may sell to the prospective transferee the number of shares of Common Stock and at the price and on the terms and conditions indicated in the Sale Notice. Upon receipt of a Sale Notice, the Company will provide the CD&R Fund with a current list of holders of Registrable Securities and their addresses.

                  (b) Qualifying Sale Defined. The term "Qualifying Sale" shall mean (i) any sale or transfer of Common Stock proposed to be made by the CD&R Fund at any time after the CD&R Fund has sold or transferred in the aggregate at least the Qualifying Number of the shares of Common Stock or (ii) in the event that prior to the sale or transfer by the CD&R Fund of an aggregate of the Qualifying Number of shares of Common Stock, the CD&R Fund proposes to sell or transfer a number of shares of Common Stock which when combined with any prior sales or transfers of such shares by the CD&R Fund exceeds the Qualifying Number, the sale or transfer of a number of shares (the "Excess Number") equal to the excess of (A) the sum of any shares previously sold or transferred by the

         CD&R Fund and the aggregate number of shares proposed to be sold or transferred in such contemplated sale, over (B) the Qualifying Number of shares. In determining whether there is a "Qualifying Sale," equitable adjustments shall be made to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

                  (c) Exclusion from Qualifying Sale. The obligation of the CD&R Fund and the rights of the holders of Registrable Securities pursuant to this Section 4 will not apply to any sale or transfer by the CD&R Fund pursuant to a distribution to the public (whether pursuant to a registered Public Offering or pursuant to Rule 144 or otherwise (but not pursuant to Rule 144A under the Securities Act or any successor provision)). Any shares referred to, or covered by any sale, transfer or distribution referred to, in the preceding sentence shall not be included in the computation of "Qualifying Sale."

         5. Miscellaneous.

         5.1. (a) Rule 144. If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act relating to any class of equity securities (other than a registration statement pursuant to a Special Registration), the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information as necessary to permit sales pursuant to Rule 144), and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Securities and Exchange Commission.

         (b) Legend on Stock Certificates. In addition to such other legends as may be required by the Company's Certificate of Incorporation or any Stock Subscription Agreement pursuant to which Registrable Securities are issued, each certificate or certificates representing Registrable Securities shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF MAY 20, 2003, AND ANY AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS THERETO, AMONG THE COMPANY AND CERTAIN

                  STOCKHOLDERS OF THE COMPANY AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH REGISTRATION AND PARTICIPATION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE HOLDBACK PROVISIONS CONTAINED IN SECTION 3.4(e) OF THE REGISTRATION AND PARTICIPATION AGREEMENT AND IN THE COMPANY'S ARTICLES OF INCORPORATION, WHICH PROVISIONS PROHIBIT ANY TRANSFER OF SUCH SHARES DURING THE 20 DAYS PRIOR TO AND THE 180 DAYS AFTER THE EFFECTIVE DATE OF ANY REGISTRATION STATEMENT (SUBJECT TO CERTAIN LIMITED EXCEPTIONS) FILED BY THE COMPANY FOR ANY OF THE SHARES OF THE COMPANY, WITHOUT REGARD TO THE APPLICABILITY OF RULE 144 OR RULE 144A UNDER THE SECURITIES ACT."

The Company agrees that it will not issue new certificates for shares formerly representing Registrable Securities without a legend unless (a) such shares have been sold to the public pursuant to an effective registration statement under the Securities Act or Rule 144 or (b) the requesting holder shall have delivered to the Company an opinion of counsel in form and substance satisfactory to the Company that no such legend is required under applicable securities or other similar laws.

         5.2. Amendments and Waivers. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least a majority of the shares of Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5.2, whether or not such Registrable Securities shall have been marked to indicate such consent.

         5.3. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this

Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         5.4. Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of, or are binding upon the parties hereto other than the Company shall also be for the benefit of, binding upon and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or to take certain actions, contained herein.

         5.5. Notices. All notices, requests, demands or other communications provided for hereunder shall be in writing and shall be deemed to have been duly given to any party (a) when delivered personally (by courier service or otherwise), (b) when delivered by facsimile and confirmed by receipt of the proper facsimile confirmation, (c) five days after being mailed by first-class mail, postage prepaid (registered or certified mail, return receipt requested), (d) when receipt acknowledged, if telecopied, or (e) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery, in each case to the applicable address set forth beneath its name on the schedules hereto, or to such other address as such party may have designated to the Company in writing, or if to any other holder of Registrable Securities at the address of such holder in the stock record books of the Company, and if to the Company or the CD&R Fund to the following addresses:

                  (i)      if to the Company, to:

                           3 Boulevard Royal
                           2449 Luxembourg
                           Luxembourg

                           with a copy to:

                           Jafra Cosmetics International, Inc.
                           2451 Townsgate Road
                           Westlake Village, CA 91361
                           Attention: General Counsel

                  (ii)     if to the CD&R Fund, to:

                           Clayton, Dubilier & Rice
                             Fund V Limited Partnership
                           1403 Foulk Road, Suite 106
                           Wilmington, DE 19803
                           Attention: General Partner

or at such other address or addresses as the Company or the CD&R Fund, as the case may be, may have designated in writing to each holder of Registrable Securities at the time outstanding. Copies of any notice or other communication given under the Agreement shall also be given to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue
                           New York, New York 10152
                           Facsimile: (212) 407-5252
                           Telephone: (212) 407-5200
                           Attention: Donald J. Gogel

                           and

                           Debevoise & Plimpton
                           919 Third Avenue
                           New York, New York 10022
                           Facsimile: (212) 909-6836
                           Telephone: (212) 909-6435
                           Attention: Paul S. Bird, Esq.

Copies of any notice or other communication given under the Agreement given to any Management Investor shall also be given to:

                           Stephan G. Bachelder & Associates, P.A.
                           22 Free Street
                           Portland, Maine 04101
                           Attention: Stephan G. Bachelder, Esq.

Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, personal delivery, messenger service, facsimile, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

         5.6. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement.

         5.7. Remedies; Attorneys' Fees. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and other available remedy.

         5.8. Stock Splits, etc. Each party hereto agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in their or its opinion such a stock split would facilitate or increase the likelihood of success of the offering. Each party hereto agrees that any number of shares of Common Stock referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

         5.9. Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earliest of (a) its termination by the consent of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) the final dissolution, liquidation or winding up of the Company (other than a dissolution, liquidation or winding up for purposes of effecting a corporate reorganization that does not result in a change of Control of the Company).

         5.10. Severability. If any provision of this Agreement is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

         5.11. Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         5.12. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

         5.13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING, BUT NOT LIMITED TO, AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS WHICH WOULD REQUIRE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

         5.14. No Third Party Beneficiaries. Except as provided in Sections 1(d), 3.7 and 5.4, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party's respective heirs, successors and permitted assigns.

         5.15. Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or proceeding except in such courts). Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any such suit, action or proceeding. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding in (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         5.16. Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 5.16.

         5.17. Entire Agreement. This Agreement constitutes the entire agreement and, as of the Effective Time, supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof including that certain Registration and Participation Agreement, dated as of April 30, 1998, among CDRJ, the CD&R Fund and the other parties thereto.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                     CDRJ NORTH ATLANTIC (LUX) S.aR.L.

                                     By: /s/ Ralph S. Mason, III
                                         -------------------------------
                                         Name: Ralph S. Mason, III
                                         Title: Fonde de pouvoir

                                     CLAYTON, DUBILIER & RICE
                                       FUND V LIMITED PARTNERSHIP

                                     By: CD&R Associates V Limited
                                         Partnership, the general partner

                                     By: CD&R Investment Associates II, Inc.

                                         By: /s/ Theresa A. Gore
                                             ---------------------------
                                             Name: Theresa A. Gore
                                             Title: Vice President and Treasurer

                                       32